Q2 2026 Earnings Call July 29, 2026

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 2 Forward-Looking Statements This presentation includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. Forward-looking statements included in this presentation include all matters that are not historical facts, including statements relating to our intentions, beliefs, or current expectations concerning, among other things, the divestiture of our LS&H business or any other strategic transactions we may explore, the anticipated use of proceeds from the divestiture of our Life Sciences & Healthcare business, anticipated cost savings or other benefits, results of operations, financial condition, liquidity, capital allocation plans and share repurchases, foreign exchange impacts, prospects, growth and shareholder value, strategies, and the markets in which we operate, our financial guidance for the fiscal year 2026 and key drivers thereof and underlying assumptions, the impact or anticipated benefits of our Value Creation Plan and other growth strategies, the global macroeconomic uncertainty and volatility, the impact of artificial intelligence (“AI”) on our business and strategy, and the timing of any of the foregoing. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements are based on available current market material and management's expectations, beliefs, and forecasts concerning future events impacting us. These forward- looking statements involve a number of risks, uncertainties, and other important factors (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, our ability to compete in the highly competitive industry in which we operate; our ability to maintain high annual renewal rates; our ability to maintain revenues if our products and services do not achieve and maintain broad market acceptance, or if we are unable to keep pace with or adapt to rapidly changing technology, evolving industry standards, and changing regulatory requirements; reductions in customers’ research budgets or government funding; the success of our Value Creation Plan; our ability to derive fully the anticipated benefits from organic growth, existing or future acquisitions, joint ventures, investments, or dispositions; our exposure to risk from the international scope of our operations; our level of indebtedness; our ability to leverage AI in our products and services; any significant disruption in or unauthorized access to or breaches of our computer systems or those of third parties that we utilize in our operations; other factors beyond our control; and those factors described in Item 1A. Risk Factors in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). There can be no assurance that future developments affecting us will be those that we have anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 3 Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Revenues, Including Discontinued Operations. Non-GAAP financial measures are not recognized terms under GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such measures in isolation from, or as a substitute for, financial measures or results of operations calculated or determined in accordance with GAAP. We use non-GAAP measures internally in our operational and financial decision-making, to assess the operating performance of our business, to assess performance for employee compensation purposes, and to decide how to allocate resources. We believe that such measures allow us to focus on what we deem to be more reliable indicators of ongoing operating performance and our ability to generate cash flow from operations, and we also believe that investors may find these non-GAAP financial measures useful for the same reasons. Non-GAAP measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures when reporting their results. Further, these measures can be useful in evaluating our performance against our peer companies because we believe they provide users with valuable insight into key components of our GAAP financial disclosure. However, non-GAAP measures have limitations as analytical tools and because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures are provided within the Appendix to this presentation. Our presentation of non-GAAP measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that any projections and estimates will be realized in their entirety or at all. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2026 Clarivate. All rights reserved. Business Review Financial Review Q&A Matti Shem Tov Chief Executive Officer Jonathan Collins Chief Financial Officer

Matti Shem Tov Chief Executive Officer Business Review

Q2 2026 Overview

$587M

Revenues

ACV Organic Growth: 1.5% ▲ 20 bps YoY
H1 Subs Organic Growth: 1.2% ▲ 60 bps YoY
H1 Recurring Organic Growth: 0.7%

$247M

Adj. EBITDA[1]

42.1% Margin[1]
▲ 90 bps sequentially

$44M

Free Cash Flow[1]

$75m debt reduction
H1 debt reduction of $218m

19₵

Adj. EPS[1]

▲ 1₵ YoY

Academia & Government

Organic ACV and subs revenue growth at 2%

Introduced Nexus Connect, the first scholarly institutional AI gateway to trusted research

Intellectual Property

Re-occurring organic revenue flat in Q2; expecting return to growth in H2

Introduced IPOne, a unified AI-native platform for patent and trademark agentic intelligence

Life Sciences & Healthcare

Organic ACV growth at 2%

Reached definitive agreement to sell segment to Altaris LLC subsequent to Q2[2]

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Subject to customary regulatory approvals and closing conditions.

© 2026 Clarivate. All rights reserved.
6

Value Creation Plan Driving Focus, Growth and Innovation Product & Agentic AI Accelerated Innovation Invest in proprietary assets and drive development of Agentic-AI capabilities across portfolio Optimize ROI and Support Sales Execution Sales Improved Sales Execution Drive sales execution, customer engagement and retention Increase Organic Growth and Achieve Targets Revenue Business Model Optimization Focus on driving core subscription and re-occurring revenue improving predictability Increase Subscription and Re-occurring Revenue Mix Portfolio Solutions Rationalization Assess strategic alternatives to increase execution focus and optimize capital allocation Unlock Value for Shareholders 7 Value Creation Enablers Talent and Culture Cost Rationalization Enterprise Technology © 2026 Clarivate. All rights reserved.

Scaling Academic AI as the Trusted Layer Between AI and Research

Academia & Government: Academic AI

AI RESEARCH ASSISTANTS AND WORKFLOW AGENTS

Launched Web of Science Research Intelligence Globally

AI-native platform for research funding, strategy and impact, shaped by 50+ development partners and early adopters across 20 countries, grounding every insight in publisher-neutral Web of Science data with full provenance; generated multi-million-dollar ACV pipeline

Web of Science Research Intelligence



Web of Science Research Intelligence
Research Performance Summary | Organization

AI ECOSYSTEM ACCESS

Introduced Nexus Connect, the AI Gateway to Scholarly Intelligence

An institutional AI gateway deployed within AI chat agents such as ChatGPT and Claude, connecting students to multi-publisher scholarly content via secure MCP integration; early access program launched July 2026

"*Web of Science Research Intelligence transforms AI from a search tool into a trusted decision-making layer for research workflows, marking a shift from bibliometrics to institutional intelligence and raising the stakes for Elsevier, Digital Science, and the broader analytics market*"

- Kate Worlock, VP & Lead Analyst[1] OUTSELL

[1] Outsell, Inc., a California-based research and advisory firm for data, information & analytics; https://outsellinc.com/

Clarivate
© 2026 Clarivate. All rights reserved.
8

Driving AI Innovation Momentum Across The IP Ecosystem

Intellectual Property: IPOne

AI RESEARCH ASSISTANTS AND WORKFLOW AGENTS

Unified Platform for AI-Powered IP Intelligence

Announced development of IPOne, combining purpose-built AI agents with trusted CompuMark, Derwent and Darts-ip proprietary data; developing in close collaboration with leading corporate IP teams and law firms

IPOne[1]


Hi John, how can I help you?

AI WORKFLOW AGENTS

Award-Winning AI Innovation in Trademark Intelligence

RiskMark named Best AI Tool for Lawyers at the 2026 CODiE Awards, recognizing its combination of predictive and generative AI to reduce trademark risk assessment from hours to minutes

> *"The 2026 Product Winners exemplify the innovation, creativity, and excellence that have defined this program for four decades. These organizations are solving complex challenges, advancing technology, and delivering solutions that make a measurable difference for their customers and industries"*

- Jennifer Baranowski, President of the CODiE Awards

[1] Illustrative only.

Clarivate
© 2026 Clarivate. All rights reserved.
9

Poised To Accelerate IP Organic Growth Under Proven Leadership

Intellectual Property



Simon Webster
IP President

Joined Clarivate as President of IP segment in June 2026

Former CEO of CPA Global; a prior Clarivate acquisition (October 2020), which represents ~70% of IP segment total revenue[1]

Achieved **mid-single-digit organic CAGR** during his tenure at CPA Global[2]

Industry veteran, brings over **two decades of proven leadership across the Global IP ecosystem**

STRUCTURAL STRENGTHS

Scale, Proprietary Assets and Customer Trust

Re-occurring annuities and renewals engine, vast collection of proprietary assets, and deep relationships with majority of the world's leading law firms and blue-chip corporate IP teams

CLEAR LEVERS FOR ACCELERATION

Focused Agenda to Drive Organic Growth

Sharpening customer focus and retention across annuities and software, increasing commercial intensity in priority segments, and an accelerating innovation pipeline led by IPOne, leveraging proprietary assets

[1] 2025A. [2] 2010 to 2019.

Clarivate
© 2026 Clarivate. All rights reserved.
10

LS&H Transaction Expected to Strengthen Financial Profile and Sharpen Strategic Focus © 2026 Clarivate. All rights reserved. 11 Life Science & Healthcare Divestment SHAREHOLDER VALUE CREATION Transaction Delivered at a Highly Accretive Multiple Values LS&H at 10x 2026E Adjusted EBITDA less capex, a 3 turn premium to Clarivate's implied valuation on the same metric as of 6/30 INCREASES RECURRING REVENUE MIX Shifting to a Higher-Quality Revenue Base Pro forma recurring revenue mix increases from 89% to ~92%, improving predictability, retention and cash flow visibility FURTHER STRENGTHENING BALANCE SHEET Applying Net Proceeds to Debt Paydown Net proceeds directed to accelerated debt paydown; combined with FCF, enables full retirement of notes by maturities in 2028 and 2029 OPERATIONAL FOCUS Streamlined Operating Model Creates more focus on scaled A&G and IP segments, enabling a simplified structure and targeted investments in organic growth

Positioned to Accelerate Organic Growth

VCP Building Blocks in Place, Clear Runway to Drive Growth

BUSINESS MODEL OPTIMIZATION

▲ 92%

1,200 bps increase in recurring mix[1,2]

STRENGTHENED GO-TO-MARKET

▲ 90 bps

Increase in 2025 organic ACV growth[3]

ACCELERATED AI INNOVATION

▲ 19

Major product & AI-powered capabilities released or in development[4]

RATIONALIZED PORTFOLIO

▲ 3

Disposals announced; 2 completed

LS&H DIVESTITURE

● ~10X

Segment EBITDA - Capex[5]

ACCELERATING DEBT PAYDOWN

▼ ~0.5B

Clear path to retire 2028/29 notes with FCF and LS&H net proceeds

ACCELERATING ORGANIC GROWTH

▲ Expect > 100 bps sequential improvement in recurring organic growth in H2 2026 and continued momentum in 2027

Completed | Imminent

We are more confident than ever in our ability to accelerate organic growth to create shareholder value

Clarivate

[1] 2024A vs. 2026 current indication including LS&H transaction impact. [2] Organic subscription + Re-occurring order types.
[3] 2024A vs. 2025A. [4] 2025-26. [5] Expected to close by end of 2026, subject to customary regulatory approvals and closing conditions.

© 2026 Clarivate. All rights reserved.
12

Jonathan Collins Chief Financial Officer Financial Review

Q2 & H1 2026 Financial Results

Revenues

- Change primarily due to inorganic disposals

Net Income / Loss

- Loss and change over prior year due entirely to non-cash goodwill impairment charge associated with LS&H divestiture

Operating Cash Flow

- Change primarily due to lower Adjusted EBITDA as lower interest offset by higher working capital requirements

Changes from Prior Year

$m except per share data	Q2 '26	Q2 '25	Change	H1 '26	H1 '25	Change
Revenues	**$587**	**$621**	**$(34)**	**$1,173**	**$1,215**	**$(42)**
Operating Expenses	787	614	173	1,343	1,229	114
Income / (Loss) from Operations	**$(200)**	**$7**	**$(207)**	**$(170)**	**$(14)**	**$(156)**
Interest Expense, Net	60	67	(6)	119	131	(12)
Income Tax Expense (Benefit)	8	12	(4)	19	31	(12)
Net Income / (Loss)	**$(269)**	**$(72)**	**$(197)**	**$(309)**	**$(176)**	**$(133)**
Net Income / (Loss) Per Share, basic	$(0.42)	$(0.11)	$(0.31)	$(0.48)	$(0.26)	$(0.22)
Adjusted EBITDA[1]	247	262	(14)	488	495	(6)
Adjusted EBITDA Margin[1]	*42.1%*	*42.1%*	*- bps*	*41.6%*	*40.7%*	*90 bps*
Adjusted Diluted EPS[1]	$0.19	$0.18	$0.01	$0.38	$0.32	$0.06
Operating Cash Flow	**$99**	**$116**	**$(17)**	**$233**	**$288**	**$(54)**
Capital Spending	55	66	(11)	111	127	(16)
Free Cash Flow[1]	44	50	(6)	123	161	(38)

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

Clarivate
© 2026 Clarivate. All rights reserved.
14

Q2 2026 Revenues and Adj. EBITDA[1]

Organic

- Continued growth in recurring revenues and strong cost discipline largely mitigated profit impact from lower transactional revenues

Inorganic Disposals

- Impact from A&G and LS&H disposals

Foreign Exchange

- Strengthening of a basket of foreign currencies versus USD drove translation impact

Changes from Prior Year



$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA[1]
$621
Recurring ~+3
Transactional ~(11)
($9)
($24)
($1)
$587
$262
42.1%
($1)
($7)
($7)
$247
42.1%
Q2 2025
Organic
Inorganic Disposals
Inorganic Divestitures
FX
Q2 2026

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
15

H1 2026 Revenues and Adj. EBITDA[1]

Organic
- Continued growth in recurring revenues and strong cost discipline more than offset lower transactional revenues

Inorganic Disposals
- Impact from A&G and LS&H disposals

Foreign Exchange
- Strengthening of a basket of foreign currencies versus USD drove translation impact as well as transaction gains last year that did not recur this year

Changes from Prior Year


$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA¹
$1,215
Recurring² ~+7
Transactional ~(12)
($5)
($49)
$12
$1,173
$8
$495
40.7%
($10)
($5)
$488
41.6%
H1 2025
Organic
Inorganic Disposals
Inorganic Divestitures
FX
H1 2026

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Subscription Revenues + Re-occurring Revenues.
Note: Amounts in table may not sum due to rounding.

Clarivate
© 2026 Clarivate. All rights reserved.
16

Q2 & H1 2026 Cash Flow

Free Cash Flow[1]

- Change from prior year driven entirely by working capital, largely due to timing of collections and disbursements as well as higher incentive compensation payout

Capital Allocation

- Repurchased $75m face value of 2028 bonds in the open market at a discount of ~3%
- Achieved efficiencies enabling lower operating cash balance

Changes from Prior Year

$m	Q2 '26	Q2 '25	Change	H1 '26	H1 '25	Change
Adj. EBITDA[1]	**$247**	**$262**	**$(14)**	**$488**	**$495**	**$(6)**
One-Time Costs[2]	(16)	(18)	3	(34)	(42)	8
Interest	(77)	(92)	15	(117)	(126)	9
Taxes	(19)	(17)	(2)	(27)	(24)	(3)
Working Capital	(34)	(10)	(24)	(71)	(1)	(70)
Other[3]	(2)	(7)	5	(6)	(15)	9
Operating Cash Flow	99	116	(17)	233	288	(54)
Capital Spending	(55)	(66)	11	(111)	(127)	16
Free Cash Flow[1]	**$44**	**$50**	**$(6)**	**$123**	**$161**	**$(38)**
Debt Repayment	(72)	-	(72)	(211)	-	(211)
Share Repurchase	-	(50)	50	(18)	(100)	82
Acquisitions / Divestitures	5	6	(1)	5	6	(1)
Other[4]	(2)	3	(5)	(11)	-	(11)
Cash Flow	**$(25)**	**$9**	**$(34)**	**$(112)**	**$67**	**$(179)**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost.
[3] Includes impaired contractual costs. [4] Fx, Tax withholding for share-based compensation and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.

17

FY 2026 Guidance Reaffirmed; Assumes LS&H Divestiture Closes at Year End[5]

ACV Organic Growth
- Likely in lower half of range as LS&H moves to discontinued ops in H2

Recurring Organic Growth
- Subscription growth acceleration and stable re-occurring revenues

Revenues Incl. Discontinued Ops
- Decline over prior year due entirely to strategic disposals; revenue mix likely above original range as LS&H moves to discontinued ops in H2

Adj. EBITDA / Margin / Adj. EPS[1]
- Margin expansion driven by organic growth and cost discipline
- EPS growth due to share repurchases

Free Cash Flow[1]
- At low end of range due to ~$20m of one-time costs to close transaction and ~$10m to achieve cost savings

Metric	Low	Indication	High	Current vs. PY
ACV Organic Growth	2%	~2¼%	3%	+50 bps
Recurring Organic Growth[2]	¾%	~1½%	2¼%	+90 bps
Revenues Including Discontinued Ops[1]	$2,300m	~$2,350m	$2,420m	(4)%
Recurring Organic Revenue Mix[3]	88%	90%	~92%	+400 bps
Adj. EBITDA[1]	$980m	~$1,005m	$1,040m	~Flat
Adj. EBITDA Margin[1]	42%	~42¾%	43½%	+200 bps
Adj. Diluted EPS[1]	70¢	~75¢	80¢	+9%
Free Cash Flow[1]	$365m	~$365m	$435m	~Flat

Guidance Range · Mid Point[4] · Current Indication · Extended Guidance Range

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Subscription + Re-occurring order types. [3] (Subscription + Re-occurring) / Total Revenues excluding disposals. [4] Mid Point included for illustrative purposes only. [5] Closing of LS&H divestiture is subject to customary regulatory approvals and closing conditions.

© 2026 Clarivate. All rights reserved.
18

FY 2026 Revenues and Adj. EBITDA[1] Outlook

Organic
- Recurring revenue growth partially offset by modest transactional decline
- Strong profit flow-through driven by disciplined cost management

Inorganic Disposals
- Books transactional revenues gone by mid-year, RWD by end of year

Inorganic Divestitures
- Guidance does not include potential sale of LS&H business

Foreign Exchange
- Expect modest benefit associated with weaker USD

Changes from Prior Year ($ millions)



Year
+ Better
- Worse
Revenues
Adj. EBITDA[1]
$2,455
~$20
~($125)
~$2,350
$1,002
40.8%
~$25
~($25)
~$1,005
~42.8%
2025A
Organic
Inorganic Disposals
Inorganic Divestitures
FX
2026T

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
19

41.5% 39.3% 42.1% 40.5% 41.3% 41.2% 42.1% FY 2026 Quarterly Phasing 20 Revenue, Organic ACV Growth, Organic Recurring Revenue Growth and Adj. EBITDA % Revenues Incl. Discontinued Ops • Less seasonality this year due to increased recurring revenue mix because of the disposals Organic ACV • Expect acceleration through the balance of the year from momentum of new subs sales Organic Recurring Revenue • Experienced slight sequential pull back in Q2 due to timing of subs renewals; expected to accelerate in H2 from return to growth in re- occurring revenues and subs growth acceleration Adj. EBITDA Margin1 • Expect acceleration through the balance of the year from organic growth conversion and disposals Revenue ($M) FY 2025AFY 2024A Adj. EBITDA Margin (%)1 2024A revenue represents quarterly average revenue for the year. 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. © 2026 Clarivate. All rights reserved. 500 520 540 560 580 600 620 640 660 H2 2026EH1 2026A 0.9% 1.2% 1.3% 1.6% 1.8% 1.6% 1.5% 0.1% 0.6% 0.8% 0.3% 0.5% 1.0% 0.5% 2024A Q1 25A Q2 25A Q3 25A Q4 25A Q1 26A Q2 26A Q3 26E Q4 26E Organic ACV Growth (%) Organic Recurring Revenue Growth (%)

FY 2026 Cash Flow Outlook

Free Cash Flow[1]

- Expecting flat versus prior year due to higher one-time transaction related costs from LS&H divestiture

Capital Allocation

- Redeemed $100m of 2026 notes and repurchased $43m of 2028 and 2029 notes in Q1
- Repurchased another $75m of 2028 notes in Q2
- Plan to utilize FCF to retire ~$200m of 2028 notes in H2
- Plan to use net proceeds from LS&H divestiture, which is expected to close before year end, to retire an additional ~$500m of the 2028 and 2029 notes

Changes from Prior Year ($ millions)

	2026 Outlook	2025 Actuals	Change
Adj. EBITDA[1]	**~$1,005**	**$1,002**	**~Flat**
One-Time Costs[2]	~(70)	(67)	~(5)
Interest	~(235)	(253)	~20
Taxes	~(50)	(42)	~(10)
Working Capital	~(25)	12	~(35)
Other[3]	~(15)	(23)	~10
Operating Cash Flow	~610	629	~(20)
Capital Spending	~(245)	(263)	~20
Free Cash Flow[1]	**~$365**	**$365**	**~Flat**
Debt Repayment	~(900)	(100)	~(800)
Share Repurchase	~(20)	(225)	~205
Acquisitions / Divestitures	~495	3	~490
Other[4]	~(15)	(9)	~(5)
Cash Flow	**~$(75)**	**$34**	**~$(110)**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost. [3] Includes impaired contractual costs. [4] Fx, tax withholding for share-based compensation, and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
21

CFO Leadership Transition © 2026 Clarivate. All rights reserved. 22 Michael Easton Appointed EVP & CFO Experienced, proven leader brings more than 25 years of financial and operational expertise Appointment underscores depth and strength of leadership bench, enabling seamless transition Focus will be on accelerating growth, improving profitability, strengthening FCF generation and maintaining disciplined capital allocation Previously oversaw corporate FP&A, product and global finance teams at IHS Inc.; subsequently led global accounting, financial reporting and operations at IHS Markit Ltd. following merger with Markit Ltd.

Q&A Session

Appendix Presentation of Certain Non-GAAP Financial Measures

25© 2026 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA represents net income (loss) before the provision (benefit) for income taxes, depreciation and amortization, and interest expense, net, adjusted to exclude share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Net income (loss) margin is calculated by dividing Net income (loss) by Revenues. Adjusted net income and Adjusted diluted EPS Adjusted net income represents net income (loss), adjusted to exclude amortization related to acquired intangible assets, share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments. Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive. Free cash flow Free cash flow represents Net cash provided by (used for) operating activities less capital expenditures. Revenues, including discontinued operations Revenues, including discontinued operations represents total company revenues including those attributable to discontinued operations, which will begin to be reported in the third quarter for the LS&H segment.

26 $m Q2 ‘26 Q2 ’25 H1 ’26 H1 ’25 Net income (loss) $(268.6) $(72.0) $(308.8) $(175.9) Provision (benefit) for income taxes 8.0 12.3 19.4 31.1 Depreciation and amortization 185.7 190.9 369.7 376.3 Interest expense, net 60.4 66.6 119.4 130.9 Share-based compensation expense 15.1 18.5 29.7 29.6 Goodwill and intangible asset impairments 221.7 — 221.7 — Restructuring costs 12.1 9.3 24.1 34.0 Transaction related costs 10.2 8.1 18.4 14.4 Other1 2.6 27.9 (5.2) 54.4 Adjusted EBITDA $247.2 $261.6 $488.4 $494.8 Net income (loss) margin (45.7)% (11.6)% (26.3)% (14.5)% Adjusted EBITDA margin 42.1% 42.1% 41.6% 40.7% © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

Reconciliation of Non-GAAP Financial Measures 27 Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. Q2 ‘26 Q2 ‘25 H1 ’26 H1 ‘25 $m except per share data Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net income (loss) and Diluted EPS $(268.6) $(0.42) $(72.0) $(0.11) $(308.8) $(0.48) $(175.9) $(0.26) Amortization related to acquired intangible assets 135.3 0.21 137.0 0.20 270.7 0.42 273.3 0.40 Share-based compensation expense 15.1 0.02 18.5 0.03 29.7 0.05 29.6 0.04 Goodwill and intangible asset impairments 221.7 0.35 — — 221.7 0.35 — — Restructuring costs 12.1 0.02 9.3 0.01 24.1 0.04 34.0 0.05 Transaction related costs 10.2 0.02 8.1 0.01 18.4 0.03 14.4 0.02 Other1 4.3 — 28.0 0.05 (1.9) (0.01) 54.5 0.09 Income tax impact of related adjustments (7.0) (0.01) (5.6) (0.01) (11.5) (0.02) (10.8) (0.02) Adjusted net income and Adjusted diluted EPS $123.1 $0.19 $123.3 $0.18 $242.4 $0.38 $219.1 $0.32 Adjusted weighted average ordinary shares, diluted 642.7 684.6 645.0 689.9

28© 2026 Clarivate. All rights reserved. $m Q2 ‘26 Q2 ‘25 H1 ’26 H1 ’25 Net cash provided by operating activities $98.7 $116.3 $233.4 $287.5 Capital expenditures (54.7) (66.0) (110.5) (126.9) Free cash flow $44.0 $50.3 $122.9 $160.6 Reconciliation of Non-GAAP Financial Measures Net cash provided by operating activities to Free cash flow

29© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 Net income (loss) $(418) $(353) $(201.1) Provision (benefit) for income taxes 45 45 7.2 Depreciation and amortization 760 760 757.2 Interest expense, net 242 237 265.4 Share-based compensation expense 70 70 63.0 Goodwill and intangible asset impairments 222 222 15.0 Restructuring costs1 35 35 50.7 Transaction related costs 35 35 22.5 Other (11) (11) 21.9 Adjusted EBITDA $980 $1,040 $1,001.8 Net income (loss) margin (18.2)% (14.6)% (8.2)% Adjusted EBITDA margin 42.0% 43.5% 40.8% 1 For the 2026 outlook, reflects restructuring costs expected to be incurred associated with the Value Creation Plan. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

30© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) Low High Net income (loss) per share $(0.64) $(0.54) Amortization related to acquired intangible assets 0.83 0.83 Share-based compensation expense 0.11 0.11 Goodwill and intangible asset impairments 0.34 0.34 Restructuring costs1 0.05 0.05 Transaction related costs 0.05 0.05 Other (0.01) (0.01) Income tax impact of related adjustments (0.03) (0.03) Adjusted diluted EPS $0.70 $0.80 Adjusted weighted average ordinary shares, diluted ~650 million Reconciliation of Non-GAAP Financial Measures – 2026 Outlook 1 Reflects restructuring costs expected to be incurred in 2026 associated with the Value Creation Plan. Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS

31 Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 Net cash provided by operating activities $610 $680 $628.5 Capital expenditures (245) (245) (263.2) Free cash flow $365 $435 $365.3 © 2026 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net cash provided by operating activities to Free cash flow

32 Year Ending December 31, 2026 (Forecasted) $m Low High Revenues, including discontinued operations $2,300 $2,420 Revenues attributable to discontinued operations (360) (380) Revenues $1,940 $2,040 © 2026 Clarivate. All rights reserved. Revenues, including discontinued operations to Revenues Reconciliation of Non-GAAP Financial Measures – 2026 Outlook

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